                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               ________________

                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) DECEMBER 17, 1997



                       INTERACTIVE ENTERTAINMENT LIMITED
                    (FORMERLY SKY GAMES INTERNATIONAL LTD.)
            (Exact name of registrant as specified in its charter)



       BERMUDA                     0-22622                      98-0170199
     (State or other        (Commission File Number)          (IRS Employer
     Jurisdiction of                                      Identification Number)
     incorporation)


                              845 CROSSOVER LANE
                                  SUITE D-215
                           MEMPHIS, TENNESSEE 38117
                                (901) 537-3800
                         (Address, including zip code,
                  and telephone number, including area code,
                 of registrant's principal executive offices)

ITEM 5.  OTHER EVENTS.

     On December 17, 1997, Interactive Entertainment Limited (the "Company")
                                                                   -------
closed the sale of (i) 1,000 shares (the "Preferred Shares") of the Company's
                                          ----------------
Series A Convertible Preferred Stock of the Company's Class B Preferred Stock (the "Preferred Stock") to two accredited investors (the "Purchasers") and (ii)
      ---------------                                     ----------
two Warrants, each entitling the holder thereof to purchase 30,859 shares (the

"Warrant Shares") of the Company's Common Shares (the "Common Stock"), at a
---------------                                        ------------
purchase price for such Preferred Shares and Warrants equal to $1,000 multiplied by the number of Preferred Shares purchased by such Purchaser (the "Purchase
                                                                    --------
Price") in a tranche with an aggregate purchase price of $1,000,000 ("Tranche
-----                                                                 -------
A"). A second tranche of Preferred Shares and Warrants (which Warrants shall be for the purchase of an aggregate of 123,433 Warrant Shares) with an aggregate purchase price of $2,000,000 ("Tranche B") may be sold by the Company and shall
                               ---------
be purchased by the Purchasers, upon the terms and subject to the satisfaction or waiver of certain conditions, at the option of the Company, which option shall be exercisable once the Company's gaming software has been installed and is available to paying passengers in the entire cabin of one B-747-400, B-777 or A-340 on Singapore Airlines. In the event that the Purchasers receive notice electing that the Tranche B transaction be consummated, each Purchaser shall be obligated to purchase its pro rata share of Preferred Shares and Warrants (based on the number of shares of Preferred Stock purchased by such Purchaser with respect to the closing of Tranche A relative to the number of shares of Preferred Stock purchased by all the Purchasers hereunder with respect to such closing) within the time period designated in the notice. Unless it has delivered a notice, the Company shall have no obligation (i) to sell securities pursuant to or (ii) to permit a Purchaser to purchase securities pursuant to Tranche B. The Company's option with respect to Tranche B shall expire if not exercised within six months of December 17, 1997.

     The Preferred Shares are convertible into such number of fully paid and non-assessable shares of Common Stock ("Conversion Shares") as is computed in
                                        -----------------
accordance with the terms of resolutions adopted by the Executive Committee of the Board of Directors of the Company (a "Conversion") at any time and from time
                                          ----------
to time, from and after the earlier to occur of (i) the date which is three months following the closing of Tranche A and (ii) the date on which the Registration Statement (pursuant to the Registration Rights Agreement discussed below) is declared effective (the "Initial Conversion Date").
                                   -----------------------

     The number of Conversion Shares to be delivered by the Company pursuant to a Conversion shall be determined by dividing the aggregate stated value of the Preferred Shares to be converted by the Conversion Price (as defined herein) in effect on the Conversion Date. "Conversion Price" shall mean the lesser of (A)
                                 ----------------
110% of the average of the closing bid prices for the Common Stock on the five trading days occurring immediately prior to (but not including) the closing date of Tranche A (the "Fixed Conversion Price") and (B) a price (the "Floating
                   ----------------------                         --------
Conversion Price") calculated by (i) determining the average of the three lowest
----------------
closing bid prices for the Common Stock during the 30 trading days occurring immediately prior to (but not including) the Conversion Date, and (ii) multiplying such average by a percentage determined as described below (the

"Conversion Percentage").  In the event that, prior to the expiration of the
----------------------
period ending on the later of the six month anniversary of the closing date of Tranche A or the 45th day following the Effective Date (as defined in the Registration Rights Agreement), the Company incurs, assumes or guarantees any indebtedness in excess of $1,500,000, individually or in the aggregate, without the prior written consent of the holders of two-thirds of the Series A Preferred Stock then outstanding then the Conversion Percentage for all conversions of
Preferred Shares thereafter shall be 85%.    In the event the Company exceeds
the foregoing limitations without the requisite approval, the Company shall give each Purchaser written notice of such event within five business days of the date the limitation was exceeded.

     The Conversion Percentage shall otherwise be determined in accordance with the following schedule, where "X" represents the Conversion Date:

---------------------------------------------------------------------------------------------------------
               Number of Days
          After Closing of Tranche A                                            Conversion Percentage
---------------------------------------------------------------------------------------------------------
                 0 less than and equal to X less than and equal to 90                   100%
---------------------------------------------------------------------------------------------------------
                 90 less than X less than and equal to 120                               95%
---------------------------------------------------------------------------------------------------------
                 120 less than X less than and equal to 180                            92.5%
---------------------------------------------------------------------------------------------------------
                 180 less than X less than and equal to 210                              90%
---------------------------------------------------------------------------------------------------------
                 210 less than X less than and equal to 360                            87.5%
---------------------------------------------------------------------------------------------------------
                 360 less than X                                                         85%
---------------------------------------------------------------------------------------------------------

     Pursuant to each Warrant, the Holder thereof shall have the right to exercise the Warrant at any time and from time to time following the expiration of six months from December 17, 1997 (the "Issue Date") up to and including 5:00
                                           ----------
p.m., eastern time, on December 17, 1999 as to all or any part of the shares of Common Stock covered thereby (the "Warrant Shares"). The "Exercise Price"
                                   --------------          --------------
payable by the Holder in connection with the exercise of the Warrant shall be equal to the lesser of (i) $4.25 and (ii) 110% of the average of the closing bid prices for the Common Stock on the five trading days occurring immediately prior to (but not including) the closing date of Tranche A.

     The Company has agreed to effect the registration of the Conversion Shares, the Warrant Shares and the shares of Common Stock issued as payment of dividends on the Preferred Stock under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights Agreement of even date
----------------
herewith by and among the Company and the Purchasers (the "Registration Rights
                                                           -------------------
Agreement").
---------

     European Venture Finance, Ltd. acted as broker for the placement of the Preferred Shares and Warrants, and will receive a commission of 8% of the proceeds of this financing, offset by the Company's direct costs in the placement. There was no underwriter for the placement of the Preferred Shares and Warrants. The Preferred Shares and Warrant were placed in reliance on the exemption from registration under the Securities Act provided by Regulation D promulgated under the Securities Act.

     The agreements and documents discussed above are attached as exhibits hereto and are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits (numbered in accordance with Item 601 of Regulation
               S-K).

               4(a). Resolutions of the Board of Directors of Interactive Entertainment Limited setting forth the Rights and Preferences of the Series A Convertible Preferred Stock of the Class B Preference Shares.

                (b). Form of Warrant issued to each of Credit Suisse First Boston and CC Investments, LDC.

               4(c). Form of Registration Rights Agreement with each of Credit Suisse First Boston and CC Investments, LDC dated December 17, 1997.

               99. Form of Securities Purchase Agreement with each of Credit Suisse First Boston and CC Investments, LDC dated December 17, 1997, without exhibits.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              INTERACTIVE ENTERTAINMENT LIMITED



December 23, 1997             By:  /s/ David S. Lamm
                                  ---------------------------------------
                                  David S. Lamm
                                  Chief Financial Officer, Secretary and
                                  Treasurer

                                 EXHIBIT INDEX

Exhibit No.                        Description                             Page No.
-----------                        -----------                             --------
4(a)            Resolutions of the Board of Directors of Interactive       xx
                Entertainment Limited setting forth the Rights and
                Preferences of the Series A Convertible Preferred
                Stock of the Class B Preference Shares.

4(b)            Form of Warrant issued to each of Credit Suisse First      xx
                Boston and CC Investments, LDC.

4(c)            Form of Registration Rights Agreement with each of         xx
                Credit Suisse First Boston and CC Investments, LDC
                dated December 17, 1997.

99              Form of Securities Purchase Agreement with each of         xx
                Credit Suisse First Boston and CC Investments, LDC
                dated December 17, 1997, without exhibits.